                                                                   EXHIBIT 10.14

                          FIXED RATE-INSTALLMENT NOTE

 OBLIGOR #            NOTE #        NOTE DATE                  TAX IDENTIFICATION NUMBER
   77-28633750                          April 12, 1995                 77-0208927
- --------------------------------------------------------------------------------------------------
 AMOUNT                                                        MATURITY DATE
     $750,000.00      San Jose, California                             April 12, 1998
- --------------------------------------------------------------------------------------------------


For Value Received the undersigned promise(s) to pay to the order of COMERICA BANK-CALIFORNIA, ("Bank") at any office of the Bank in the State of California, SEVEN HUNDRED FIFTY THOUSAND AND NO/100 Dollars (U.S.) in Installments of
$24,256.96 each    x    EXCLUSIVE OF _______ PLUS interest on the  unpaid
                -------
principal balance from the date of this Note at the rate of 10,000% per annum until maturity whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. Installments of principal and accrued interest due under this Note shall be payable on the 12TH day of each MONTH, commencing MAY 12, 1995, and the entire remaining unpaid balance of principal and accrued interest shall be payable on APRIL 12, 1998. If the frequency of principal and interest Installments is not otherwise specified, Installments of principal and interest due under this Note shall be payable monthly on the first day of each month. If this Note or any Installment of principal or interest under this Note shall become payable on a day other than a day on which the Bank is open to business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late Installment charge equal to 5% of each late Installment may be charged on any Installment payment not received by the Bank within 10 calendar days after the Installment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The Bank does not have to accept any prepayment of principal under this Note except as described below or as required under applicable law. The undersigned may prepay principal of this Note in increments of $500.00 at any time as long as the Bank is provided written notice of the prepayment at least five business days prior to the date of prepayment. The notice of prepayment shall contain the following information: (a) the date of prepayment (the Prepayment Date) and
(b) the amount of principal to be prepaid. On the Prepayment Date the undersigned will pay to the Bank, in addition to the other amounts then due on this Note, the Prepayment Amount described below. The Bank, in its sole discretion, may accept any prepayment of principal even if not required to do so under this Note and may deduct from the amount to be applied against principal the other amounts required as part of the Prepayment Amount.

The Prepaid Principal Amount (as defined below) will be applied to this Note in the reverse order of which the principal payments would have been due under this Note's principal amortization schedule. In other words, if this Note requires multiple principal payments, then as opposed to prepaying the next Principal Payment due, the Prepaid Principal Amount will be applied beginning with the final principal payment due on this Note.

If the Bank exercises its right to accelerate the payment of the Note prior to maturity, the undersigned will pay to the Bank, in addition to the other amounts then due on this Note, on the date specified by the Bank as the Prepayment Date, the Prepayment Amount.

The Bank's determination of the Prepayment Amount will be conclusive in the absence of obvious error or fraud. If requested in writing by the undersigned, the Bank will provide the undersigned a written statement specifying the Prepayment Amount.

The following (the "Prepayment Amount") shall be due and payable in full on the Prepayment Date:

     (a) If the face amount of this Note exceeds Seven Hundred Fifty Thousand Dollars ($750,000) (regardless of what the outstanding principal balance may be on the Prepayment Date) then the Prepayment Amount is the sum of:
     (i) the amount of principal which the undersigned has elected to prepay or the amount of principal which the Bank has required the undersigned to prepay because of acceleration, as the case may be (the "Prepaid Principal Amount") (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date, (iii) Five Hundred Dollars plus (iv) the present value, discounted at the Reinvestment Rates (as defined below) of the positive amount by which (A) the interest the Bank would have earned had the Prepaid Principal Amount been paid according to the Note's amortization schedule at the Note's interest rate exceeds (B) the interest the Bank would earn by reinvesting the Prepaid Principal Amount at the Reinvestment Rates.

     (b) If the face amount of this Note Is Seven Hundred Fifty Thousand Dollars ($750,000) or less (regardless of what the outstanding principal balance may be on the Prepayment Date) then the Prepayment Amount is the sum of: (i) the amount of principal which the undersigned has elected to prepay or the amount of principal which the Bank has required the undersigned to prepay because of acceleration, as the case may be (the "Prepaid Principal Amount" ), (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date, plus (iii) an amount equal to one percent (1%) of the Prepaid Principal Amount multiplied by the number of calendar years remaining until the maturity date of this Note, in no event less than two percent (2%) of the Prepaid Principal Amount. For purposes of this computation any portion of a calendar year until the maturity date of this Note shall be deemed to be a full calendar year.

"Reinvestment Rates" mean the per annum rates of interest equal to one half percent (1/2%) above the rates of interest reasonably determined by the Bank to be in effect not more than seven days prior to the Prepayment Date in the secondary market for United States Treasury Obligations in amount(s) and with maturity(ies) which correspond (as closely as possible) to the principal installment amount(s) and the payment date(s) against which the Prepaid Principal Amount will be applied.

BY INITIALING BELOW, THE UNDERSIGNED ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT, EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) THE UNDERSIGNED SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF THE BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF THIS NOTE, INCLUDING WITHOUT LIMIT ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) THE UNDERSIGNED WAIVE(S) ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE; AND (D) THE BANK HAS MADE THE LOAN EVIDENCED BY THIS NOTE IN RELIANCE
ON THESE AGREEMENTS.                                             WAIVED
                    ____________________________________________________________
                                                          UNDERSIGNED'S INITIALS

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral" ). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in the undersigned's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them)or at any guarantor under a guaranty of all or part of the indebtedness ("guarantor") (i) fail(s) to pay this Note or any of the indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any Guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or Incomplete; (b) or if there is any termination. notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged promises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or
(b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned 's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the bank has the right to sell, assign or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word undersigned means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

               For Corporations, Partnerships, Trust, or Estates

TELESENSORY CORPORATION                 By:__________________________________________          Its:_________________________________
- ----------------------------------
OBLIGOR NAME TYPES/PRINTED              SIGNATURE OF                                           TITLE


455 NORTH BERNARDO AVENUE               By:__________________________________________          Its:_________________________________
- ----------------------------------
STREET ADDRESS                          SIGNATURE OF                                           TITLE

MOUNTAIN VIEW                           By:__________________________________________          Its:_________________________________
- ----------------------------------
CITY                                    SIGNATURE OF                                           TITLE:

CA                       94039          By:__________________________________________          Its:_________________________________
- ----------------------------------
STATE                 ZIP CODE          SIGNATURE OF                                           TITLE


                                        For Individuals or Sole Proprietorships
                                        Name(s) of Obligor(s) (Type or Print):                 Signature(s) of Obligor(s):

                                        _____________________________________________          _____________________________________


__________________________________      _____________________________________________          _____________________________________

STREET ADDRESS
__________________________________      _____________________________________________          ____________________________________
CITY
__________________________________      _____________________________________________          ____________________________________
STATE                     ZIP CODE

                                      -2-
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- --------------------------------------------------------------------------------
                          For Bank Use Only
- --------------------------------------------------------------------------------
 LOAN OFFICER INITIALS                       LOAN GROUP NAME
         PHILLIP GOULD                             PENINSULA
- --------------------------------------------------------------------------------
 LOAN OFFICER I.D. NO.                       LOAN GROUP NO.
         48202                                      95745
- --------------------------------------------------------------------------------

                                                     ComericA Bank-California

April 12, 1995                                       1299 Oakmead Parkway
                                                     Sunnyvale, California 94086
                                                     (408) 732-4003

Larry Israel
President
TELESENSORY CORPORATION
455 North Bernard Avenue
Mountain View CA 94039-7455

Dear Mr. Israel:

Pursuant to the extension of a term loan (Facility) by COMERICA BANK-CALIFORNIA,
(Bank) to TELESENSORY CORPORATION (Borrower) in the amount of One million dollars ($1,000,000.00) please acknowledge the following.

In addition to the standard documentation, this Facility will be subject to the following additional terms and conditions:

1. In addition to the repayment schedules set forth in the promissory notes dated April 12, 1995 evidencing the Facility, the Borrower shall make additional annual principal payments on the Facility within the first ninety days of each fiscal year. The amount of these additional principal payments shall be equal to fifty per cent (50.00%) of the Borrower's annual net profit after taxes in excess of five hundred thousand dollars ($500,000.00)

Please acknowledge your understanding and acceptance of these conditions by signing and returning to us the original of this letter retaining the copy for your records.

Yours sincerely,

/s/ Philip M.F. Gould

Philip M.F. Gould
Senior Corporate Officer


Acknowledged and accepted
for TELESENSORY CORPORATION


Larry Israel
President.